Exhibit 3.123
State of Hawaii DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS Business Registration Division 1010 Richards Street Mailing Address: P.O. Box 40, Honolulu, HI 96813 CERTIFICATE OF LIMITED PARTNERSHIP PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK The undersigned, being desired of forming a limited partnership, hereby certify, in accordance with the provisions of Chapter 4250, Hawaii Revised Status, as follows: 1. The name of the limited partnership shall be Pointe Resort Partners, L.P. 2. The address of the principal place of business of the partnership shall be (number, street, city, state and zip code) c/o Dwver, Imanaka, Schraff, Kudo, Meyer & Fujimoto 1800 Pioneer Plaza, 900 Fort Street Mall, Honolulu, Hawaii 96813 Each limited partnership shall continuously maintain in the State in office at which the records are kept. The specified office does not need to be a place of its business in the State. The address of the specified office. If different from the address of the principal place of business, is: (Number, street, city, state and zip code) 3. The names and residence addresses of the general partners are as follows: GENERAL PARTNERS RESIDENCE ADDRESS Argosy/Koar Group, Inc. 911 Wilshire Boulavard Suite 2150 15858F1 Los Angeles, California, 90017 HAL Pacific, Inc. Columbia Center, Suite 6600, 701 Fifth Avenue 15857F1 Seattle, Washington 98104

4. The names and addresses of the limited partners are as follows: LIMITED PARTNERS ADDRESS Argosy/Koar Group, Inc. 911 Wilshire Boulevard, Suite 2150 Los Angeles, California, 90017 HAL Pacific, Inc. Columbia Center, Suite 6600, 701 Fifth Avenue Seattle, Washington, 98104 5. The term for which the partnership is to exist is from the date of filing of this certificates in the Department of Commerce and Consumer Affairs and shall continue until dissolved or terminated 6. Other provisions (optional): We certify, under the penalties set forth in Sections 425D-204 and 425D-1108, Hawaii Revised Status, that we have read the above statements and that the same are true and correct. IN WITNESS WHEREOF, the undersigned have caused this Certificates to be executed this 12th day of October, 1994. Argosy/Kaor Group, Inc. By: Title: President HAL, Pacific, Inc. By: Title: President Certificate must be signed in black ink by all of the general partners -1-

Nonrefundable Filing Fee - $10.00

Submit Original and One True Copy

RECEIVED
NOV 28 1994
3:40 p.m.
Dept. of Commerce & Consumer Affairs
STATE OF HAWAII

DOMESTIC LIMITED PARTNERSHIP

State of Hawaii
DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
Business Registration Division
1010 Richards Street
Mailing Address: P. O. Box 40, Honolulu, HI 96810

EXPEDITED REVIEW

CERTIFICATE OF AMENDMENT OF LIMITED PARTNERSHIP

B34 00059747 2-12/08/94 10.00
S12 00059748 2-12/08/94 40.00

PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

The Certificate of Limited Partnership of POINTE RESORTS PARTNERS, L.P.

6059 LS

filed on October 27, 1994
(Month, day, year)

is hereby amended as follows:

Paragraph 3 is hereby amended to substitute ARGOSY/KGI POIPU INVESTMENT PARTNERSHIP, L.P. as a general partner for Argosy/Koar Group, Inc. Paragraph 3 is amended to read as follows:

GENERAL PARTNERS	RESIDENCE ADDRESS
ARGOSY/KGI POIPU INVESTMENT PARTNERSHIP, L.P., A Hawaii Limited Partnership sk	c/o Dwyer, Imanaka, Schraff, Kudo, Meyer & Fujimoto 1800 Pioneer Plaza 900 Fort Street Mall Honolulu, HI 96813
HAL PACIFIC, INC.	Columbia Center, Suite 6600 701 Fifth Avenue Seattle, WA 98104

We certify, under the penalties set forth in Sections 425D-204 and 425D-1108, Hawaii Revised Statutes, that we have read the above statements and that the same are true and correct.

Witness our hands this 28th day of November, 19 94.

6097LS ARGOSY/KGI POIPU INVESTMENT PARTNERSHIP, L.P., A Hawaii Limited Partnership sk

15904F1 By AKGI POIPU INVESTMENTS, INC., a California corporation

By [signature]
Name: Thomas M. Smith
Title: Secretary

ARGOSY/KOAR GROUP, INC. 15858F1

By [signature]
Name: Thomas M. Smith
Title: Secretary

HAL PACIFIC, INC. 15857F1

By [signature]
Name: Iain A. Watson
Title: President

SIGNATURES MUST BE IN BLACK INK

(See Instructions on Reverse Side)

LP-2
12/89

Dishonored Check Fee $7.50
015-0000-00 (Fees)

State of Hawaii DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS Business Registration Division 1010 Richards Street Mailing Address: P.O. Box 40, Honolulu, HI 96810 CERTIFICATE OF AMENDMENT OF LIMITED PARTNERSHIP PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK The Certificates of Limited Partnership of PIONTE RESORT PARTNERS, L.P. filed on October 27, 1994 (Month, day, year) is hereby amended as follows: 1. The name of limited partnership shall be Poipu Resort Partner, L.P. We certify, under the penalties set forth in Section 425D-204 and 425D-1108, Hawaii Revised Statutes, that we have read the above statements and that the same are true and correct. Witness our hands this 21st day of December, 1994 ARGOSY/KGI POIPU INVESTMENT PARTNERSHIP, L.P., a Hawaii limited partnership By: /s/ AKGI POIPU INVESTMENTS, INC. a California corporation By: /s/ Thomas M. Smith, Vice President SIGNATURE MUST BE IN BLACK INK (See Instructions on Reverse Side)

State of Hawaii DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS Business Registration Division 1010 Richards Street Mailing Address: P.O. Box 40, Honolulu, HI 96810 CERTIFICATE OF AMENDMENT OF LIMITED PARTNERSHIP PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK The Certificates of Limited Partnership of POIPU RESORT PARTNERS, L.P., formerly known as Pointe Resort Partners, L.P. filed on October 27, 1994 (Month, day, year) is hereby amended as follows: Paragraph 4 is amended to add the following limited partner to the list of limited partners: USA Poipu Partners, L.P., c/o Dwyer Imanaka Schraff Kudo Meyer & Fujimoto 900 Fort Street, Suite 1800 Honolulu, Hawaii 96813 We certify, under the penalties set forth in Section 425D-204 and 425D-1108, Hawaii Revised Statutes, that we have read the above statements and that the same are true and correct. Witness our hands this 15th day of May, 1995 ARGOSY/KGI POIPU INVESTMENT PARTNERSHIP, L.P., Managing General Partner A Hawaii Limited Partnership By: AKGI POIPU INVESTMENTS, INC., a California corporation, its General Partner By: /s/ Osamu Keneko Name: Osamu Kaneko Its: Vice President SIGNATURE MUST BE IN BLACK INK (See Instructions on Reverse Side)

STATE OF HAWAII DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS Business Registration Division 1010 Richards Street Mailing Address: P.O. Box 40, Honolulu, Hawaii 96810	FORM LP-2 1/2001
#6059L5
CERTIFICATE OF AMENDMENT OF LIMITED PARTNERSHIP
(Section 425D-204, Hawaii Revised Statutes)
PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK
The undersigned, in accordance with the provisions of Chapter 425D, Hawaii Revised Statutes, certifies as follows:

1.	The name of the domestic limited partnership is:

Poipu Resort Partners, L.P.

2.	The Certificate of Limited Partnership was filed on: 10/27/1994

(Month Day Year)

3.	The Certificate of Limited Partnership is amended as follows:

Line 2 is amended as follows: 2. The address of the principal place of business of the partnership shall be 3865 West Cheyenne Avenue, Building #5, North Las Vegas, NV 89032.

CONTINUED ON ATTACHMENT
We certify, under the penalties set forth in Sections 425D-204 and 425D-1108, Hawaii Revised Statutes, that we have read the above statements and that the same are true and correct.
Signed this 27th day of January, 2003.

Argosy/KGI Poipu Investment Partnership, L.P., a Hawaii		/s/ James F. Anderson
(Type/Print Name of General Partner)		(Signature of General Partner)

limited partnership, a General Partner
	(Type/Print Name of General Partner)	(Signature of General Partner)

By:	AKGI Poipu Investments, Inc., its General Partner
	(Type/Print Name of General Partner)	(Signature of General Partner)

By:	James F. Anderson, Vice President
	(Type/Print Name of General Partner)	(Signature of General Partner)
SEE INSTRUCTIONS ON REVERSE SIDE. The certificate must be signed by a general partner and the new general partner, if admitted.

ATTACHMENT
TO
CERTIFICATE OF AMENDMENT
OF LIMITED PARTNERSHIP
OF
POIPU RESORT PARTNERS, L.P.
Line 3 is hereby amended to reflect that Argosy/KGI Poipu Investment Partnership, L.P., a Hawaii Limited Partnership has changed its address as set forth below:
          3. The names and residence addresses of the general partners are as follows:

GENERAL PARTNERS	RESIDENCE ADDRESS
Argosy/KGI Poipu Investment Partnership,	3685 West Cheyenne Avenue	#6097L5
L.P., a Hawaii limited partnership	Building #5 North Las Vegas, NV 89032

HAL Pacific, Inc.	2025 First Avenue, Suite 700 Seattle, WA 98121	#15857F1
Line 4 is hereby amended to reflect the withdrawal of Sunterra Corporation as a limited partner and the admission of Sunterra Developer and Sales Holding Company as a new limited partner as set forth below:
          4. The names and addresses of the limited partners are as follows:

LIMITED PARTNERS	ADDRESS
Argosy/KGI Poipu Investments Partnership, L.P., a Hawaii limited partnership	3865 West Cheyenne Avenue Building #5 North Las Vegas, NV 89032

HAL Pacific, Inc.	2025 First Avenue, Suite 700 Seattle, WA 98121

Sunterra Developer and Sales Holding Company	3685 West Cheyenne Avenue Building #5 North Las Vegas, NV 89032	NQ

WWW.BUSINESS REGISTRATIONS.COM Nonrefundable Filing Fee: $10.00		FORM LP-2 7/2004
STATE OF HAWAII DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS Business Registration Division 335 Merchant Street Mailing Address: P.O. Box 40, Honolulu, Hawaii 96810
CERTIFICATE OF AMENDMENT OF LIMITED PARTNERSHIP
(Section 425E-206, Hawaii Revised Statutes)
PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK
The undersigned, In accordance with the provisions of Chapter 425E, Hawaii Revised Statutes, certifies as follows:
1.	The partnership is (check one): ☑ Domestic Limited Partnership ☐ Domestic Limited Liability Limited Partnership
2.	The name of the partnership is:
POIPU RESORT PARTNERS, L.P. 6059L5
3.	The Certificate of Limited Partnership was filed on: October 27, 1994
(Month Day Year)
4.	The Certificate of Limited Partnership is amended as follows:
General Partner HAL Pacific, Inc., is removed, and new general partner, AKGI Poipu Investments, Inc., is substituted therefor. Paragraph 3 is hereby amended to read as follows:
“3.	The names and addresses of the general partners are as follows:

Argosy/KGI Poipu Investment Partnership, L.P.,	AKGI Poipu Investments, Inc.,
a Hawaii Limited Partnership 6097L5	A California corporation 15909F1
3685 W. Cheyenne Avenue	3685 W. Cheyenne Avenue
N. Las Vegas, NV 89302	N. Las Vegas, NV 89302”
I/we certify, under the penalties set forth in Sections 425E-208, Hawaii Revised Statutes, that I/we have read the above statements and that the same are true and correct.
Signed this 19th day of September, 2005.

Argosy/KGI Poipu Investment Partnership, L.P.,
a Hawaii Limited Partnership		[See Attached]
(Type/Print Name of General Partner)	(Signature of General Partner)
HAL Pacific, Inc. (old general partner)	By:	/s/ Paul Manheim
(Type/Print Name of General Partner)	(Signature of General Partner) Paul Manheim, Pres.
AKGI Poipu Investments, Inc. (new general partner)	By:	/s/ Frederick C. Bauman
(Type/Print Name of General Partner)	(Signature of General Partner) Frederick C. Bauman, Vice President
SEE INSTRUCTIONS ON REVERSE SIDE.

ARGOSY/KGI POIPU INVESTMENT PARTNERSHIP, L.P., a Hawaii limited partnership
By:	AKGI POIPU INVSETMENTS, INC., a California corporation
Its: General Partner

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President

FORM LP-2 7/2004
STATE OF HAWAII DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS Business Registration Division 335 Merchant Street Hawaii Mailing Address: P.O. Box 40, Honolulu, Hawall 96810
CERTIFICATE OF AMENDMENT OF LIMITED PARTNERSHIP
(Section 425E-202,Hawaii Revised Statutes)
6059L5
PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK
The undersigned, in accordance with the provisions of Chapter 425E, Hawaii Revised Statutes, certifies as follows:
1.	The partnership is (check one): ☑ Domestic Limited Partnership ☐ Domestic Limited Liability Limited Partnership
2.	The name of the partnership is:
Poipu Resort Partners, L.P.	PHB
3.	The Certificate of Limited Partnership was filed on: October 27, 1994 PHB
(Month Day Year)
4.	The Certificate of Limited Partnership is amended as follows:
Lines 3 and 4 are hereby amended to reflect the withdrawal of Argosy/ KGI Poipu Investments Partnership, L.P., a    PHB
Hawaii limited partnership as a general partner and a limited partner as set forth below:
3.	The name and address of the sole general partner is as follows: AKGI Poipu Investments, Inc. #15909F1 3865 W. Cheyenne Ave., North Las Vegas, NV 89032
4.	The names and address of the sole limited partner is as follows: Sunterra Developer and Sales Holding Company NQ 3865 W. Cheyenne Ave., North Las Vegas, NV 89032
I/we certify, under the penalties set forth in Sections 425E-208, Hawaii Revised Statutes, that I/we have read the above statements and that the same are true and correct.
Signed this 27th day of December, 2005.

SEE ATTACHED SIGNATURE PAGE

(Type/Print Name of General Partner)	(Signature of General Partner)

(Type/Print Name of General Partner)	(Signature of General Partner)

(Type/Print Name of General Partner)	(Signature of General Partner)
SEE INSTRUCTIONS ON REVERSE SIDE.

ATTACHED SIGNATURE PAGE
FOR
CERTIFICATE OF AMENDMENT
OF LIMITED PARTNERSHIP
OF
POIPU RESORT PARTNERS, L.P.

	Sole General Partner:		Sole Limited Partner:

15909F1	AKGI POIPU INVESTMENTS, INC. a California corporation		SUNTERRA DEVELOPER AND SALES HOLDING COMPANY

	By:	/s/ Frederick C. Bauman	By:	/s/ Frederick C. Bauman
		Frederick C. Bauman		Frederick C. Bauman
		Its: Vice President		Its: Vice President
                                        General
PHB             Withdrawing Partner:

ARGOSY/KGI POIPU INVESTMENT PARTNERSHIP, L.P., a Hawaii limited partnership		6097L5
By:	AKGI POIPU INVESTMENTS, INC., a California corporation
Its: General Partner

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President

FORM LP-2
7/2004

STATE OF HAWAII DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS Business Registration Division 335 Merchant Street Mailing Address: P.O. Box 40, Honolulu, Hawaii 96810
CERTIFICATE OF AMENDMENT OF LIMITED PARTNERSHIP
(Section 425E-202, Hawaii Revised Statutes)
PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK
The undersigned, In accordance with the provisions of Chapter 425E, Hawaii Revised Statutes, certifies as follows:
1.	The partnership is (check one): ☑ Domestic Limited Partnership ☐ Domestic Limited Liability Limited Partnership
2.	The name of the partnership is:
          Poipu Resort Partners, L.P.
3.	The Certificate of Limited Partnership was filed on: October 27 1994 (Month Day Year)
4.	The Certificate of Limited Partnership is amended as follows:
Line 3 is hereby amended to reflect the merger of AKGI Poipu Investments, Inc., #15909F1, the sole general partner, with and into Sunterra Poipu Development, LLC
3.	The name and addresse of the sole general partner is as follows: Sunterra Poipu Development, LLC 54266 C6 3865 W. Cheyenne Ave., North Las Vegas, NV 89032
I/we certify, under the penalties set forth in Sections 425E-208, Hawaii Revised Statutes, that I/we have read the above statements and that the same are true and correct.
Signed this 24th day of July, 2007.

Please see attached signature page

(Type/Print Name of General Partner)	(Signature of General Partner)

(Type/Print Name of General Partner)	(Signature of General Partner)

(Type/Print Name of General Partner)	(Signature of General Partner)
SEE INSTRUCTIONS ON REVERSE SIDE.

POIPU RESORT PARTNERS, L.P., a Hawaii limited partnership
By:	Sunterra Poipu Development, LLC.
Its: General Partner

By:	Sunterra Developer and Sales Holding Company
Its: Sole Manager

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President